EXHIBIT 99.1

UNAUDITED RECONCILIATION OF FINANCIAL DATA

The following tables present the historical unaudited financial information for the Apollo Operating Group as of and for the fiscal year ended December 31, 2017. The Apollo Operating Group does not report audited or unaudited financial information on a stand-alone basis. Accordingly, the financial data presented herein for the Apollo Operating Group has been reconciled to Apollo Global Management, LLC’s financial statements for the relevant periods.

	As of December 31, 2017
	Total Apollo Operating Group Consolidated	Consolidated Funds & VIEs	Other (1)	Total Apollo Global Management, LLC Consolidated
Statement of Financial Data	(dollars in thousands)
Assets:
Cash and cash equivalents	$749,935	$—	$1,317	$751,252
Cash and cash equivalents held at consolidated funds	—	21	—	21
Restricted cash	3,875	—	—	3,875
U.S. Treasury securities, at fair value	364,649	—	—	364,649
Investments	1,806,377	854	(76,327)	1,730,904
Assets of consolidated variable interest entities:
Cash and cash equivalents	—	92,912	—	92,912
Investments, at fair value	—	1,196,512	(322)	1,196,190
Other assets	—	39,484	—	39,484
Carried interest receivable	1,873,841	—	(1,735)	1,872,106
Due from related parties	509,804	—	(247,216)	262,588
Deferred tax assets	9,597	—	328,041	337,638
Other assets	231,951	5	(199)	231,757
Goodwill	88,852	—	—	88,852
Intangible assets, net	18,842	—	—	18,842
Total Assets	$5,657,723	$1,329,788	$3,559	$6,991,070

Liabilities and Shareholders’ Equity
Liabilities:
Accounts payable and accrued expenses	$68,658	$—	$215	$68,873
Accrued compensation and benefits	62,474	—	—	62,474
Deferred revenue	128,146	—	—	128,146
Due to related parties	94,634	—	333,379	428,013
Profit sharing payable	752,276	—	—	752,276
Debt	1,362,402	—	—	1,362,402
Liabilities of consolidated variable interest entities:
Debt, at fair value	—	1,049,235	(47,172)	1,002,063
Other liabilities	—	115,951	(293)	115,658
Due to related parties	—	2,719	(2,719)	—
Other liabilities	173,369	—	—	173,369
Total Liabilities	2,641,959	1,167,905	283,410	4,093,274

Shareholders’ Equity:
Apollo Global Management, LLC shareholders' equity:
Preferred shares, 11,000,000 shares issued and outstanding as of December 31, 2017	264,398	—	—	264,398
Additional paid in capital	—	—	1,579,797	1,579,797
Accumulated deficit	1,450,696	9,037	(1,839,193)	(379,460)
Accumulated other comprehensive income (loss)	(1,864)	(381)	436	(1,809)
Total Apollo Global Management, LLC shareholders’ equity	1,713,230	8,656	(258,960)	1,462,926
Non-Controlling Interests in consolidated entities	7,750	153,227	(20,891)	140,086
Non-Controlling Interests in Apollo Operating Group	1,294,784	—	—	1,294,784
Total Shareholders’ Equity	3,015,764	161,883	(279,851)	2,897,796
Total Liabilities and Shareholders’ Equity	$5,657,723	$1,329,788	$3,559	$6,991,070

(1)	Includes eliminations for VIE and Fund consolidation and entities not included in the Apollo Operating Group.

	For the Year Ended December 31, 2017
	Total Apollo Operating Group Consolidated	Consolidated Funds & VIEs	Other(1)	Total Apollo Global Management, LLC Consolidated
Statement of Operating Data	(dollars in thousands)
Revenues:
Management fees from related parties	$1,158,255	$—	$(3,330)	$1,154,925
Advisory and transaction fees from related parties, net	117,624	—	—	117,624
Carried interest income from related parties	1,337,590	—	34	1,337,624
Total Revenues	2,613,469	—	(3,296)	2,610,173

Expenses:
Compensation and benefits:
Salary, bonus and benefits	428,882	—	—	428,882
Equity-based compensation	91,450	—	—	91,450
Profit sharing expense	515,073	—	—	515,073
Total Compensation and Benefits	1,035,405	—	—	1,035,405
Interest expense	52,873	—	—	52,873
General, administrative and other	257,834	5	19	257,858
Placement fees	13,913	—	—	13,913
Total Expenses	1,360,025	5	19	1,360,049

Other Income:
Net gains from investment activities	94,774	330	—	95,104
Net gains from investment activities of consolidated variable interest entities	—	5,853	4,812	10,665
Income from equity method investments	162,984	—	(1,354)	161,630
Interest income	7,968	(35)	(1,512)	6,421
Other income, net	45,714	(307)	200,233	245,640
Total Other Income	311,440	5,841	202,179	519,460
Income before income tax provision	1,564,884	5,836	198,864	1,769,584
Income tax provision	(9,798)	—	(316,147)	(325,945)
Net Income (Loss)	1,555,086	5,836	(117,283)	1,443,639
Net income attributable to Non-controlling Interests	(810,059)	(4,476)	—	(814,535)
Net Income (Loss) Attributable to Apollo Global Management, LLC	745,027	1,360	(117,283)	629,104
Net income attributable to Preferred Shareholders	(13,538)	—	—	(13,538)
Net Income (Loss) Attributable to Apollo Global Management, LLC Class A Shareholders	$731,489	$1,360	$(117,283)	$615,566

(1)	Includes eliminations for VIE and Fund consolidation and entities not included in the Apollo Operating Group.